UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2023

FRANKLIN

GLOBAL EQUITY FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

II	Franklin Global Equity Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin Global Equity Fund for the twelve-month reporting period ended October 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2023, Sundaram Chettiappan, CFA and Chandra Seethamraju, PhD joined the Fund’s portfolio management team and Joseph Giroux ceased to be a member of the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated September 1, 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2023

Franklin Global Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. Although the Fund’s focus is on large capitalization securities, the Fund may invest in securities of any market capitalization, including medium capitalization and small capitalization securities. The Fund may invest up to 25% of its net assets, determined at the time of purchase, in emerging market issuers.

We at Franklin Advisers, Inc (“Franklin Advisers”) seek a broadly diversified portfolio of securities and to add value through stock selection and region, country and sector allocation. We use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. Region, country and sector allocations are based on rankings generated by our proprietary models. We are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity returns were positive across all regions and virtually all sectors for the twelve-month reporting period ending October 31, 2023, most in double-digits. The MSCI World Index (NR) (USD)i (the “Index”) returned 10.48%.

Global equities collectively advanced in the fourth quarter of 2022 as gains in October and November more than offset losses in December, and the MSCI All Country World Indexii returned 9.76%. However, as the quarter wound down, a return of investor concerns about slower global economic growth driven by the aggressive rate-hiking actions of many central banks during the year led global equities to retreat; they closed 2022 with their worst annual loss since the 2008 global financial crisis. The ongoing Russia-Ukraine war and a COVID-19 surge in China after the country’s easing of its zero-COVID policy also weighed on investor sentiment. On the economic front, global manufacturing activity continued to contract in December as output declined in four of the largest industrial economies — the United States, China, the eurozone and Japan — and international trade volumes fell. The U.S. was the poorest performing market in the Index. Nevertheless, U.S. stocks overall rose for the quarter, with the rally in October and November overcoming December’s pullback as investors grappled with the U.S. Federal Reserve Board (the “Fed”) “higher for longer” approach to rate hikes and concerns it could lead to a recession.

Global equities collectively rose during the first quarter of 2023 amid signs of economic resilience and investor optimism about an approaching end to the worldwide rate-hiking cycle. After a strong rally in January, global stocks declined in February as strong employment reports and high inflation in certain regions prompted hawkish comments from many central banks. Financial markets experienced heightened volatility in March due to

Franklin Global Equity Fund 2023 Annual Report	1

Fund overview (cont’d)

banking turmoil in the United States and Switzerland. However, fairly quick action by authorities in both countries to stem potential contagion reassured many investors, driving global stocks higher. In economic data, global manufacturing activity contracted in March after stabilizing in February, although output rose for the second consecutive month.

After declining in May due largely to concerns about the U.S. debt ceiling negotiations, global equities rallied in June 2023 after legislation was enacted that suspends the U.S. debt limit until January 2025, thus removing a significant source of financial market uncertainty. Several central banks’ slower pace or pausing of interest-rate hikes and easing concerns about the banking industry further bolstered equities worldwide, with all sectors of a global index gaining in U.S. dollar terms. Nonetheless, concerns lingered that persistent inflation combined with robust labor markets in certain regions could lead their central banks to further tighten monetary policy and hurt economic growth. Global manufacturing activity contracted in June for the tenth consecutive month, while global services activity expanded at the slowest pace since February. As measured by MSCI indexes in U.S.-dollar terms, international developed markets underperformed U.S. markets which generally rose, driven by better-than-expected first-quarter corporate earnings reports, the suspension of the debt ceiling, subsiding concerns about U.S. regional banks, resilient economic growth, and hopes for an end to the Fed’s campaign of interest-rate hikes. Investor enthusiasm for artificial intelligence (“AI”) bolstered technology-related stocks in the information technology (“IT”) and other sectors.

Global equities collectively declined for 2023’s third quarter, with stocks posting gains in July and losses in August through October. Generally easing inflation rates and resilient economic growth in major developed markets, along with investor optimism about a potential end to central bank rate hikes, bolstered global stocks early in the period. However, investor risk appetite soured as it became clearer that key central banks like the Fed intend to hold interest rates higher for longer. Rising sovereign bond yields and energy prices, along with China’s property market crisis and Fitch Ratings’ downgrade of U.S. long-term debt, further weighed on equity markets. On the economic front, global manufacturing activity continued contracting during the third quarter, while global services activity expanded at the slowest pace in eight months. In October, global equities continued their decline, due to investor concerns about surging sovereign bond yields, worsening geopolitical uncertainty highlighted by the Israel-Hamas war, and the prospect of higher-for-longer interest rates.

Japan and continental Europe were the best performing equity markets for the full reporting period, both advancing about 16% with notably strong financials sectors. The U.K. also outperformed the Index overall, while the U.S. was the laggard among the major markets; the U.S. IT sector was notably weak. In the smaller markets, both the commodity-sensitive Australia, New Zealand & Canada region and Asia ex-Japan underperformed the Index overall.

2	Franklin Global Equity Fund 2023 Annual Report

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction, and the Fund’s investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of the market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended October 31, 2023, Class A shares of Franklin Global Equity Fund, excluding sales charges, returned 10.35%. The Fund’s unmanaged benchmark, the MSCI World Index (NR) (USD), returned 10.48% for the same period.

Performance Snapshot as of October 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Franklin Global Equity Fund:
Class 1[1]	1.12%	10.57%
Class A	1.06%	10.35%
Class C	0.66%	9.55%
Class I	1.23%	10.75%
Class IS	1.23%	10.74%
MSCI World Index (NR) (USD)	-1.59%	10.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Class 1 shares of the Fund are not available for purchases or incoming exchanges. Investors owning Class 1 shares may continue to hold those shares but may not add to their Class 1 share positions except through dividend reinvestment.

Franklin Global Equity Fund 2023 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2023, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class I and Class IS shares were 1.10%, 1.36%, 2.10%, 1.03% and 0.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares and the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection across regions was the leading contributor to relative performance for the reporting period. Selection was notably strong in Japan, led by the materials sector. Strong selection in continental Europe and the U.K. was driven by the health care and consumer discretionary sectors in the former and the utilities and materials sectors in the latter. Stock selection was more mixed in the U.S., with results strongly positive in the consumer discretionary, industrials, energy and financials sectors.

At the stock level, an overweight to Danish pharmaceutical company Novo Nordisk A/S, experiencing considerable growth due to the popularity of the drugs Ozempic and Wegovy, was the leading contributor, returning almost 78% for the reporting period. Overweights to Deckers Outdoor, whose value surged at the end of the reporting period on quarterly results and an upward revision of 2024 guidance, and fast-growing maker of cloud computing gear Arista Networks with returns of approximately 71% and 53% respectively, were also leading contributors.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance for the reporting period was stock selection in the U.S., especially in the IT and financials ex banks names. Selection was also weak in the U.S. consumer staples and communication services sectors. Stock selection detracted more modestly in Australia, New Zealand, Canada and developed Asia ex-Japan.

4	Franklin Global Equity Fund 2023 Annual Report

At the security level, the leading detractors were underweights to NVIDIA Corporation and Meta Platforms Inc. which both returned more than 200% in the Index for the reporting period. NVIDIA made a significant investment in AI and deep learning applications and benefited from the AI surge, while Meta Platforms benefited from improving ad sales across its family of apps. An overweight to Walgreens Boots Alliance, a holding company for retail pharmacy chains in the U.S. and the U.K., was also a detractor, with a negative return of almost -40%, as the company experienced year-over-year earnings declines.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in the Franklin Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

November 7, 2023

RISKS: Investments in stocks are subject to price and market fluctuations. The Fund may invest in small- and medium-capitalization companies that may involve a higher degree of risk and volatility than investments in large-capitalization companies. The Fund invests a significant portion of its portfolio in foreign companies, which are subject to special risks, including currency fluctuations, changes in political, social, and economic conditions, differing securities regulations and periods of illiquidity, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit, and interest rate risks. The Fund may use derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Franklin Global Equity Fund 2023 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of October 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2023 were: Apple Inc. (5.4%), Microsoft Corp. (3.6%), Amazon.com Inc. (2.0%), Alphabet Inc., Class C Shares (1.7%), Alphabet Inc., Class A Shares (1.7%), Novo Nordisk A/S (1.6%), UnitedHealth Group Inc. (1.6%), Exxon Mobil Corp. (1.3%), Walmart Inc. (1.2%) and NVIDIA Corp. (1.2%). Please refer to pages 12 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2023 were: information technology (22.5%), health care (14.1%), financials (13.1%), consumer discretionary (11.5%) and industrials (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI World Index (NR) (USD) is a free float-adjusted, market capitalization-weighted index designed to measure the performance of stocks exhibiting overall value style characteristics in global developed markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

ii

The MSCI All Country World Index is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

6	Franklin Global Equity Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2023 and October 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Franklin Global Equity Fund 2023 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2023 and held for the six months ended October 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	1.12%	$1,000.00	$1,011.20	1.06%	$5.37	Class 1	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class A	1.06	1,000.00	1,010.60	1.30	6.59	Class A	5.00	1,000.00	1,018.65	1.30	6.61
Class C	0.66	1,000.00	1,006.60	1.97	9.96	Class C	5.00	1,000.00	1,015.27	1.97	10.01
Class I	1.23	1,000.00	1,012.30	0.95	4.82	Class I	5.00	1,000.00	1,020.42	0.95	4.84
Class IS	1.23	1,000.00	1,012.30	0.90	4.56	Class IS	5.00	1,000.00	1,020.67	0.90	4.58

8	Franklin Global Equity Fund 2023 Annual Report

[1]	For the six months ended October 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Franklin Global Equity Fund 2023 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/23	10.57%	10.35%	9.55%	10.75%	10.74%
Five Years Ended 10/31/23	7.96	7.77	6.97	8.16	N/A
Ten Years Ended 10/31/23	8.25	8.13	7.32	8.52	N/A
Inception* through 10/31/23	—	—	—	—	9.64

With sales charges[2]	Class 1	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/23	10.57%	4.30%	8.55%	10.75%	10.74%
Five Years Ended 10/31/23	7.96	6.50	6.97	8.16	N/A
Ten Years Ended 10/31/23	8.25	7.50	7.32	8.52	N/A
Inception* through 10/31/23	—	—	—	—	9.64

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/13 through 10/31/23)	120.94%
Class A (10/31/13 through 10/31/23)	118.56
Class C (10/31/13 through 10/31/23)	102.70
Class I (10/31/13 through 10/31/23)	126.48
Class IS (Inception date of 8/9/19 through 10/31/23)	47.58

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 5.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, I and IS shares are December 1, 2006, March 1, 1991, September 12, 2000, May 20, 2003 and August 9, 2019, respectively.

10	Franklin Global Equity Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Franklin Global Equity Fund vs. MSCI World Index (NR) (USD)† — October 2013 - October 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Franklin Global Equity Fund on October 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the MSCI World Index (NR) (USD). The MSCI World Index (NR) (USD) (the “Index”) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Franklin Global Equity Fund 2023 Annual Report	11

Schedule of investments

October 31, 2023

Franklin Global Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.5%
Communication Services — 6.8%
Diversified Telecommunication Services — 0.7%
AT&T Inc.	97,000	$1,493,800
Entertainment — 0.6%
Electronic Arts Inc.	10,400	1,287,416
Interactive Media & Services — 5.2%
Alphabet Inc., Class A Shares	29,640	3,677,731	*
Alphabet Inc., Class C Shares	30,000	3,759,000	*
Auto Trader Group PLC	216,600	1,638,417	(a)
Meta Platforms Inc., Class A Shares	7,000	2,108,890	*
Total Interactive Media & Services		11,184,038
Media — 0.3%
Comcast Corp., Class A Shares	18,500	763,865
Total Communication Services		14,729,119
Consumer Discretionary — 11.5%
Automobiles — 1.8%
Mercedes-Benz Group AG	19,600	1,153,152	(a)
Subaru Corp.	85,000	1,471,375	(a)
Tesla Inc.	6,100	1,225,124	*
Total Automobiles		3,849,651
Broadline Retail — 2.3%
Amazon.com Inc.	32,500	4,325,425	*
eBay Inc.	16,500	647,295
Total Broadline Retail		4,972,720
Household Durables — 0.8%
PulteGroup Inc.	24,000	1,766,160
Specialty Retail — 4.1%
AutoZone Inc.	600	1,486,278	*
Home Depot Inc.	7,600	2,163,644
Lowe’s Cos. Inc.	11,600	2,210,612
O’Reilly Automotive Inc.	2,150	2,000,446	*
TJX Cos. Inc.	12,300	1,083,261
Total Specialty Retail		8,944,241
Textiles, Apparel & Luxury Goods — 2.5%
Deckers Outdoor Corp.	3,700	2,209,122	*
Hermes International SCA	500	932,913	(a)
NIKE Inc., Class B Shares	7,700	791,329
Pandora A/S	12,200	1,383,731	(a)
Total Textiles, Apparel & Luxury Goods		5,317,095
Total Consumer Discretionary		24,849,867

See Notes to Financial Statements.

12	Franklin Global Equity Fund 2023 Annual Report

Franklin Global Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Staples — 7.6%
Consumer Staples Distribution & Retail — 6.7%
BJ’s Wholesale Club Holdings Inc.	19,000	$1,294,280	*
Carrefour SA	88,000	1,542,769	(a)
Costco Wholesale Corp.	4,050	2,237,382
Koninklijke Ahold Delhaize NV	61,000	1,806,319	(a)
Kroger Co.	40,000	1,814,800
Loblaw Cos. Ltd.	18,000	1,472,190
Tesco PLC	262,655	861,919	(a)
Walgreens Boots Alliance Inc.	36,500	769,420
Walmart Inc.	16,200	2,647,242
Total Consumer Staples Distribution & Retail		14,446,321
Food Products — 0.6%
Hershey Co.	7,100	1,330,185
Household Products — 0.3%
Procter & Gamble Co.	4,400	660,132
Total Consumer Staples		16,436,638
Energy — 5.9%
Oil, Gas & Consumable Fuels — 5.9%
BP PLC	324,000	1,978,350	(a)
Exxon Mobil Corp.	27,000	2,857,950
Imperial Oil Ltd.	28,000	1,595,702
Inpex Corp.	116,000	1,683,262	(a)
Marathon Petroleum Corp.	14,900	2,253,625
Repsol SA	95,000	1,391,004	(a)
Suncor Energy Inc.	27,000	874,397
Total Energy		12,634,290
Financials — 13.1%
Banks — 4.4%
Bank of America Corp.	28,000	737,520
BOC Hong Kong Holdings Ltd.	310,000	819,808	(a)
Citigroup Inc.	38,800	1,532,212
JPMorgan Chase & Co.	16,900	2,350,114
NatWest Group PLC	443,000	963,887	(a)
Nordea Bank Abp	129,000	1,358,656	(a)
UniCredit SpA	67,000	1,679,664	(a)
Total Banks		9,441,861
Capital Markets — 2.2%
3i Group PLC	48,000	1,131,724	(a)
Bank of New York Mellon Corp.	30,500	1,296,250

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	13

Schedule of investments (cont’d)

October 31, 2023

Franklin Global Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Capital Markets — continued
Deutsche Bank AG, Registered Shares	122,200	$1,344,756	(a)
State Street Corp.	14,800	956,524
Total Capital Markets		4,729,254
Consumer Finance — 1.0%
Ally Financial Inc.	44,000	1,064,360
Synchrony Financial	40,500	1,136,025
Total Consumer Finance		2,200,385
Financial Services — 1.7%
Eurazeo SE	16,000	902,027	(a)
Investor AB, Class B Shares	50,000	917,855	(a)
Mastercard Inc., Class A Shares	4,700	1,768,845
Total Financial Services		3,588,727
Insurance — 3.8%
American International Group Inc.	27,000	1,655,370
Dai-ichi Life Holdings Inc.	60,000	1,267,502	(a)
Direct Line Insurance Group PLC	200,000	368,752	*(a)
Fairfax Financial Holdings Ltd.	1,700	1,414,711
Hartford Financial Services Group Inc.	20,000	1,469,000
MetLife Inc.	14,000	840,140
MS&AD Insurance Group Holdings Inc.	35,500	1,300,739	(a)
Total Insurance		8,316,214
Total Financials		28,276,441
Health Care — 14.1%
Biotechnology — 1.0%
Vertex Pharmaceuticals Inc.	5,750	2,082,133	*
Health Care Equipment & Supplies — 0.6%
IDEXX Laboratories Inc.	3,500	1,398,145	*
Health Care Providers & Services — 7.9%
Cardinal Health Inc.	17,000	1,547,000
Cigna Group	5,300	1,638,760
CVS Health Corp.	19,400	1,338,794
Elevance Health Inc.	3,500	1,575,315
HCA Healthcare Inc.	7,100	1,605,594
Humana Inc.	3,200	1,675,808
McKesson Corp.	5,400	2,458,944
Molina Healthcare Inc.	5,700	1,897,815	*
UnitedHealth Group Inc.	6,300	3,374,028
Total Health Care Providers & Services		17,112,058
Life Sciences Tools & Services — 0.5%
Mettler-Toledo International Inc.	1,100	1,083,720	*

See Notes to Financial Statements.

14	Franklin Global Equity Fund 2023 Annual Report

Franklin Global Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — 4.1%
Eli Lilly & Co.	3,300	$1,827,969
Novartis AG, Registered Shares	11,000	1,029,815	(a)
Novo Nordisk A/S, Class B Shares	35,800	3,453,849	(a)
Ono Pharmaceutical Co. Ltd.	51,000	880,744	(a)
Roche Holding AG	6,100	1,572,029	(a)
Sandoz Group AG	2,200	57,198	*
Total Pharmaceuticals		8,821,604
Total Health Care		30,497,660
Industrials — 9.8%
Building Products — 1.7%
Builders FirstSource Inc.	8,000	868,160	*
Masco Corp.	21,600	1,125,144
Owens Corning	14,600	1,655,202
Total Building Products		3,648,506
Construction & Engineering — 0.5%
ACS Actividades de Construccion y Servicios SA	28,000	1,012,591	(a)
Ground Transportation — 1.6%
CSX Corp.	52,000	1,552,200
Old Dominion Freight Line Inc.	5,300	1,996,298
Total Ground Transportation		3,548,498
Industrial Conglomerates — 0.3%
GS Holdings Corp.	19,000	554,835	(a)
Machinery — 1.4%
Caterpillar Inc.	7,600	1,717,980
Deere & Co.	3,350	1,223,956
Total Machinery		2,941,936
Marine Transportation — 0.9%
A.P. Moller - Maersk A/S, Class B Shares	470	783,128	(a)
Kuehne + Nagel International AG, Registered Shares	4,750	1,280,903	(a)
Total Marine Transportation		2,064,031
Passenger Airlines — 0.4%
Qantas Airways Ltd.	260,000	814,556	*(a)
Professional Services — 2.0%
Automatic Data Processing Inc.	6,400	1,396,608
Robert Half Inc.	16,500	1,233,705
Wolters Kluwer NV	13,900	1,783,453	(a)
Total Professional Services		4,413,766
Trading Companies & Distributors — 1.0%
W.W. Grainger Inc.	2,900	2,116,507
Total Industrials		21,115,226

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	15

Schedule of investments (cont’d)

October 31, 2023

Franklin Global Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Information Technology — 22.5%
Communications Equipment — 2.2%
Arista Networks Inc.	12,000	$2,404,440	*
Cisco Systems Inc.	43,300	2,257,229
Total Communications Equipment		4,661,669
IT Services — 0.6%
Gartner Inc.	4,200	1,394,568	*
Semiconductors & Semiconductor Equipment — 5.9%
Applied Materials Inc.	18,700	2,474,945
ASML Holding NV	4,000	2,404,482	(a)
KLA Corp.	3,900	1,831,830
Lam Research Corp.	3,200	1,882,304
NVIDIA Corp.	6,200	2,528,360
QUALCOMM Inc.	14,300	1,558,557
Total Semiconductors & Semiconductor Equipment		12,680,478
Software — 6.1%
Adobe Inc.	4,200	2,234,652	*
Check Point Software Technologies Ltd.	12,100	1,624,425	*
Fortinet Inc.	27,200	1,555,024	*
Microsoft Corp.	22,800	7,708,908
Total Software		13,123,009
Technology Hardware, Storage & Peripherals — 7.7%
Apple Inc.	68,200	11,646,514
Logitech International SA, Registered Shares	17,000	1,338,093	(a)
NetApp Inc.	20,685	1,505,454
Samsung Electronics Co. Ltd.	24,679	1,228,394	(a)
Super Micro Computer Inc.	4,000	957,880	*
Total Technology Hardware, Storage & Peripherals		16,676,335
Total Information Technology		48,536,059
Materials — 3.9%
Chemicals — 2.2%
CF Industries Holdings Inc.	13,600	1,085,008
Huntsman Corp.	37,500	874,875
LyondellBasell Industries NV, Class A Shares	15,000	1,353,600
Shin-Etsu Chemical Co. Ltd.	52,500	1,569,927	(a)
Total Chemicals		4,883,410
Metals & Mining — 1.7%
ArcelorMittal SA	45,000	995,727	(a)

See Notes to Financial Statements.

16	Franklin Global Equity Fund 2023 Annual Report

Franklin Global Equity Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Metals & Mining — continued
Nippon Steel Corp.		74,200	$1,600,410	(a)
South32 Ltd.		490,000	1,048,298	(a)
Total Metals & Mining			3,644,435
Total Materials			8,527,845
Real Estate — 1.8%
Hotel & Resort REITs — 0.6%
Host Hotels & Resorts Inc.		81,800	1,266,264
Real Estate Management & Development — 1.2%
CK Asset Holdings Ltd.		225,500	1,127,123	(a)
Daito Trust Construction Co. Ltd.		13,500	1,448,096	(a)
Total Real Estate Management & Development			2,575,219
Total Real Estate			3,841,483
Utilities — 2.5%
Electric Utilities — 0.5%
Iberdrola SA		105,000	1,167,812	(a)
Gas Utilities — 0.7%
Tokyo Gas Co. Ltd.		69,000	1,549,544	(a)
Multi-Utilities — 1.3%
Atco Ltd., Class I Shares		41,500	1,063,872
Centrica PLC		900,000	1,722,870	(a)
Total Multi-Utilities			2,786,742
Total Utilities			5,504,098
Total Investments before Short-Term Investments (Cost — $165,374,183)			214,948,726

	Rate
Short-Term Investments — 0.4%
Invesco Treasury Portfolio, Institutional Class (Cost — $773,715)	5.291%	773,715	773,715	(b)
Total Investments — 99.9% (Cost — $166,147,898)			215,722,441
Other Assets in Excess of Liabilities — 0.1%			250,460

Total Net Assets — 100.0%			$215,972,901

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	17

Schedule of investments (cont’d)

October 31, 2023

Franklin Global Equity Fund

Summary of Investments by Country** (unaudited)
United States	69.6%
Japan	5.9
United Kingdom	4.0
Canada	3.0
Netherlands	2.8
Denmark	2.6
Switzerland	1.7
Spain	1.6
France	1.6
Germany	1.2
Australia	0.9
South Korea	0.8
Italy	0.8
Israel	0.7
Finland	0.6
Hong Kong	0.5
Luxembourg	0.5
Sweden	0.4
China	0.4
Short-Term Investments	0.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2023 and are subject to change.

See Notes to Financial Statements.

18	Franklin Global Equity Fund 2023 Annual Report

Statement of assets and liabilities

October 31, 2023

Assets:
Investments, at value (Cost — $166,147,898)	$215,722,441
Foreign currency, at value (Cost — $1,216)	1,204
Dividends receivable	482,170
Receivable for Fund shares sold	116,814
European Union tax reclaims receivable (Note 1)	67,475
Prepaid expenses	11,904
Total Assets	216,402,008

Liabilities:
Investment management fee payable	138,083
Transfer agent fees payable	83,681
Payable for Fund shares repurchased	77,717
Service and/or distribution fees payable	39,544
Audit and tax fees payable	37,754
Fund accounting fees payable	22,812
European Union tax reclaim contingent fees payable (Note 1)	17,011
Trustees’ fees payable	755
Accrued expenses	11,750
Total Liabilities	429,107
Total Net Assets	$215,972,901

Net Assets:
Par value (Note 7)	$119
Paid-in capital in excess of par value	166,671,097
Total distributable earnings (loss)	49,301,685
Total Net Assets	$215,972,901

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2023

Net Assets:
Class 1	$1,120,443
Class A	$172,160,509
Class C	$2,901,925
Class I	$30,483,680
Class IS	$9,306,344

Shares Outstanding:
Class 1	62,063
Class A	9,486,642
Class C	157,243
Class I	1,684,561
Class IS	514,122

Net Asset Value:
Class 1 (and redemption price)	$18.05
Class A (and redemption price)	$18.15
Class C*	$18.46
Class I (and redemption price)	$18.10
Class IS (and redemption price)	$18.10
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%)	$19.21

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	Franklin Global Equity Fund 2023 Annual Report

Statement of operations

For the Year Ended October 31, 2023

Investment Income:
Dividends	$4,909,654
European Union tax reclaims (Note 1)	67,475
Less: Foreign taxes withheld	(261,883)
Total Investment Income	4,715,246

Expenses:
Investment management fee (Note 2)	1,588,298
Service and/or distribution fees (Notes 2 and 5)	456,951
Transfer agent fees (Notes 2 and 5)	399,516
Registration fees	115,421
Fund accounting fees	68,971
Legal fees	37,623
Audit and tax fees	36,754
Shareholder reports	17,759
European Union tax reclaim contingent fees (Note 1)	17,011
Trustees’ fees	14,962
Custody fees	5,398
Commitment fees (Note 8)	2,232
Insurance	1,223
Interest expense	971
Miscellaneous expenses	10,670
Total Expenses	2,773,760
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(113,094)
Net Expenses	2,660,666
Net Investment Income	2,054,580

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(1,906,833)
Foreign currency transactions	(14,087)
Net Realized Loss	(1,920,920)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	19,963,780
Foreign currencies	4,647
Change in Net Unrealized Appreciation (Depreciation)	19,968,427
Net Gain on Investments and Foreign Currency Transactions	18,047,507
Increase in Net Assets From Operations	$20,102,087

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2023	2022

Operations:
Net investment income	$2,054,580	$3,321,135
Net realized gain (loss)	(1,920,920)	6,106,440
Change in net unrealized appreciation (depreciation)	19,968,427	(40,742,853)
Increase (Decrease) in Net Assets From Operations	20,102,087	(31,315,278)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(9,512,587)	(17,501,772)
Decrease in Net Assets From Distributions to Shareholders	(9,512,587)	(17,501,772)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	47,394,490	52,440,333
Reinvestment of distributions	9,451,789	17,376,904
Cost of shares repurchased	(45,599,578)	(30,782,458)
Increase in Net Assets From Fund Share Transactions	11,246,701	39,034,779
Increase (Decrease) in Net Assets	21,836,201	(9,782,271)

Net Assets:
Beginning of year	194,136,700	203,918,971
End of year	$215,972,901	$194,136,700

See Notes to Financial Statements.

22	Franklin Global Equity Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.17	$21.89	$15.59	$16.49	$16.62

Income (loss) from operations:
Net investment income	0.20	0.33	0.18	0.16	0.22
Net realized and unrealized gain (loss)	1.54	(3.14)	6.28	0.14	0.81
Total income (loss) from operations	1.74	(2.81)	6.46	0.30	1.03

Less distributions from:
Net investment income	(0.34)	(0.21)	(0.16)	(0.22)	(0.24)
Net realized gains	(0.52)	(1.70)	—	(0.98)	(0.92)
Total distributions	(0.86)	(1.91)	(0.16)	(1.20)	(1.16)

Net asset value, end of year	$18.05	$17.17	$21.89	$15.59	$16.49
Total return[2]	10.57%	(13.93)%	41.65%	1.82%	6.83%

Net assets, end of year (000s)	$1,120	$1,148	$1,522	$1,150	$1,227

Ratios to average net assets:
Gross expenses	1.12%[3]	1.10%	1.11%	1.19%	1.19%
Net expenses[4]	1.10 [3,5]	1.10	1.11	1.16 [5]	1.18 [5]
Net investment income	1.14	1.74	0.91	1.07	1.41

Portfolio turnover rate	24%	28%	36%	38%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.11% and 1.09%, respectively, for the year ended October 31, 2023.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.26	$21.99	$15.67	$16.57	$16.68

Income (loss) from operations:
Net investment income	0.17	0.30	0.14	0.14	0.20
Net realized and unrealized gain (loss)	1.55	(3.16)	6.31	0.13	0.81
Total income (loss) from operations	1.72	(2.86)	6.45	0.27	1.01

Less distributions from:
Net investment income	(0.31)	(0.17)	(0.13)	(0.19)	(0.20)
Net realized gains	(0.52)	(1.70)	—	(0.98)	(0.92)
Total distributions	(0.83)	(1.87)	(0.13)	(1.17)	(1.12)

Net asset value, end of year	$18.15	$17.26	$21.99	$15.67	$16.57
Total return[2]	10.35%	(14.09)%	41.38%	1.68%	6.70%

Net assets, end of year (millions)	$172	$158	$182	$135	$142

Ratios to average net assets:
Gross expenses	1.35%[3]	1.36%	1.37%	1.46%	1.45%
Net expenses[4,5]	1.31 [3]	1.30	1.30	1.30	1.30
Net investment income	0.92	1.58	0.72	0.93	1.28

Portfolio turnover rate	24%	28%	36%	38%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.35% and 1.30%, respectively, for the year ended October 31, 2023.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	Franklin Global Equity Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.54	$22.35	$15.93	$16.76	$16.83

Income (loss) from operations:
Net investment income (loss)	0.04	0.19	(0.01)	0.03	0.09
Net realized and unrealized gain (loss)	1.59	(3.25)	6.43	0.12	0.82
Total income (loss) from operations	1.63	(3.06)	6.42	0.15	0.91

Less distributions from:
Net investment income	(0.19)	(0.05)	—	—	(0.06)
Net realized gains	(0.52)	(1.70)	—	(0.98)	(0.92)
Total distributions	(0.71)	(1.75)	—	(0.98)	(0.98)

Net asset value, end of year	$18.46	$17.54	$22.35	$15.93	$16.76
Total return[2]	9.55%	(14.77)%	40.37%	0.88%	5.91%

Net assets, end of year (000s)	$2,902	$3,100	$1,331	$1,380	$1,890

Ratios to average net assets:
Gross expenses	2.04%[3]	2.10%	2.24%	2.22%	2.17%
Net expenses[4,5]	2.02 [3]	2.05	2.05	2.05	2.05
Net investment income (loss)	0.22	1.04	(0.06)	0.18	0.55

Portfolio turnover rate	24%	28%	36%	38%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.03% and 2.01%, respectively, for the year ended October 31, 2023.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.22	$21.95	$15.63	$16.54	$16.67

Income (loss) from operations:
Net investment income	0.23	0.38	0.21	0.20	0.26
Net realized and unrealized gain (loss)	1.55	(3.16)	6.30	0.12	0.81
Total income (loss) from operations	1.78	(2.78)	6.51	0.32	1.07

Less distributions from:
Net investment income	(0.38)	(0.25)	(0.19)	(0.25)	(0.28)
Net realized gains	(0.52)	(1.70)	—	(0.98)	(0.92)
Total distributions	(0.90)	(1.95)	(0.19)	(1.23)	(1.20)

Net asset value, end of year	$18.10	$17.22	$21.95	$15.63	$16.54
Total return[2]	10.75%	(13.79)%	41.93%	1.98%	7.10%

Net assets, end of year (000s)	$30,484	$31,630	$18,608	$12,692	$15,137

Ratios to average net assets:
Gross expenses	1.05%[3]	1.03%	1.02%	1.07%	1.06%
Net expenses[4,5]	0.96 [3]	0.95	0.95	0.95	0.95
Net investment income	1.27	2.06	1.07	1.29	1.65

Portfolio turnover rate	24%	28%	36%	38%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.04% and 0.95%, respectively, for the year ended October 31, 2023.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	Franklin Global Equity Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2023	2022	2021	2020	2019[2]

Net asset value, beginning of year	$17.23	$21.96	$15.64	$16.54	$15.52

Income (loss) from operations:
Net investment income	0.18	0.43	0.23	0.20	0.05
Net realized and unrealized gain (loss)	1.59	(3.20)	6.29	0.14	0.97
Total income (loss) from operations	1.77	(2.77)	6.52	0.34	1.02

Less distributions from:
Net investment income	(0.38)	(0.26)	(0.20)	(0.26)	—
Net realized gains	(0.52)	(1.70)	—	(0.98)	—
Total distributions	(0.90)	(1.96)	(0.20)	(1.24)	—

Net asset value, end of year	$18.10	$17.23	$21.96	$15.64	$16.54
Total return[3]	10.74%	(13.72)%	41.97%	2.09%	6.57%

Net assets, end of year (000s)	$9,306	$255	$95	$30	$30

Ratios to average net assets:
Gross expenses	0.94%[4]	0.95%	1.41%	1.05%	1.00%[5]
Net expenses[6,7]	0.91 [4]	0.90	0.90	0.90	0.90 [5]
Net investment income	1.03	2.38	1.14	1.33	1.42 [5]

Portfolio turnover rate	24%	28%	36%	38%	52%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 9, 2019 (inception date) to October 31, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.94% and 0.90%, respectively, for the year ended October 31, 2023.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[8]	For the year ended October 31, 2019.

See Notes to Financial Statements.

Franklin Global Equity Fund 2023 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Franklin Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

28	Franklin Global Equity Fund 2023 Annual Report

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Franklin Global Equity Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$13,090,702	$1,638,417	—	$14,729,119
Consumer Discretionary	19,908,696	4,941,171	—	24,849,867
Consumer Staples	12,225,631	4,211,007	—	16,436,638
Energy	7,581,674	5,052,616	—	12,634,290
Financials	16,221,071	12,055,370	—	28,276,441
Health Care	23,561,223	6,936,437	—	30,497,660
Industrials	14,885,760	6,229,466	—	21,115,226
Information Technology	43,565,090	4,970,969	—	48,536,059
Materials	3,313,483	5,214,362	—	8,527,845
Real Estate	1,266,264	2,575,219	—	3,841,483
Utilities	1,063,872	4,440,226	—	5,504,098
Total Long-Term Investments	156,683,466	58,265,260	—	214,948,726
Short-Term Investments†	773,715	—	—	773,715
Total Investments	$157,457,181	$58,265,260	—	$215,722,441

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

30	Franklin Global Equity Fund 2023 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Franklin Global Equity Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). Income recognized, if any, for EU reclaims is reflected as European Union tax reclaims in the Statement of Operations and any related receivable is reflected as European Union tax reclaims receivable in the Statement of Assets and Liabilities. Any fees associated with these filings are reflected as European Union tax reclaim contingent fees in the Statement of Operations. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

32	Franklin Global Equity Fund 2023 Annual Report

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(162,710)	$162,710

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (effective November 30, 2023, renamed Franklin Templeton Fund Adviser, LLC) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.30%, 2.05%, 0.95% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not

Franklin Global Equity Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

During the year ended October 31, 2023, fees waived and/or expenses reimbursed amounted to $113,094.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. For the year ended October 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $13,869 was earned by Investor Services.

There is a maximum initial sales charge of 5.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$22,682
CDSCs	405

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

34	Franklin Global Equity Fund 2023 Annual Report

3. Investments

During the year ended October 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$55,151,774
Sales	51,470,361

At October 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$166,789,707	$61,374,110	$(12,441,376)	$48,932,734

4. Derivative instruments and hedging activities

During the year ended October 31, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$2,561
Class A	$426,961	340,299
Class C	29,990	4,112
Class I	—	52,428
Class IS	—	116
Total	$456,951	$399,516

For the year ended October 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$253
Class A	78,757
Class C	637
Class I	33,147
Class IS	300
Total	$113,094

Franklin Global Equity Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2023	Year Ended October 31, 2022
Net Investment Income:
Class 1	$22,926	$14,758
Class A	2,810,853	1,412,819
Class C	33,203	3,973
Class I	727,029	216,952
Class IS	8,200	1,516
Total	$3,602,211	$1,650,018

Net Realized Gains:
Class 1	$34,856	$118,211
Class A	4,763,641	14,099,490
Class C	90,355	128,077
Class I	1,010,373	1,496,063
Class IS	11,151	9,913
Total	$5,910,376	$15,851,754

7. Shares of beneficial interest

At October 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	3,458	$57,782	6,750	$132,969
Shares repurchased	(8,257)	(148,866)	(9,427)	(185,553)
Net decrease	(4,799)	$(91,084)	(2,677)	$(52,584)

Class A
Shares sold	1,060,830	$19,062,165	1,128,172	$21,514,200
Shares issued on reinvestment	446,645	7,517,224	775,790	15,391,676
Shares repurchased	(1,176,478)	(21,154,836)	(1,041,487)	(19,632,785)
Net increase	330,997	$5,424,553	862,475	$17,273,091

36	Franklin Global Equity Fund 2023 Annual Report

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares sold	35,922	$670,600	145,138	$2,896,300
Shares issued on reinvestment	7,095	122,185	6,473	131,402
Shares repurchased	(62,486)	(1,134,942)	(34,452)	(635,576)
Net increase (decrease)	(19,469)	$(342,157)	117,159	$2,392,126

Class I
Shares sold	970,692	$17,404,105	1,460,827	$27,667,387
Shares issued on reinvestment	103,718	1,735,247	86,641	1,709,428
Shares repurchased	(1,226,745)	(21,967,598)	(558,302)	(10,180,756)
Net increase (decrease)	(152,335)	$(2,828,246)	989,166	$19,196,059

Class IS
Shares sold	564,712	$10,257,620	18,659	$362,446
Shares issued on reinvestment	1,157	19,351	579	11,429
Shares repurchased	(66,524)	(1,193,336)	(8,767)	(147,788)
Net increase	499,345	$9,083,635	10,471	$226,087

8. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended October 31, 2023.

Franklin Global Equity Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$3,602,297	$2,988,954
Net long-term capital gains	5,910,290	14,512,818
Total distributions paid	$9,512,587	$17,501,772

As of October 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,280,206
Deferred capital losses*	(1,904,746)
Other book/tax temporary differences(a)	8,900
Unrealized appreciation (depreciation)(b)	48,917,325
Total distributable earnings (loss) — net	$49,301,685

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

38	Franklin Global Equity Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of Franklin Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin Global Equity Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
December 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin Global Equity Fund 2023 Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Investment Trust (the “Trust”) held on May 3-4, 2023, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Franklin Global Equity Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Franklin Advisers, Inc. (“Franklin Advisers”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Franklin Advisers, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2023 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

40	Franklin Global Equity Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs, derivatives risk management programs, cybersecurity programs and valuation-related policies, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational,

Franklin Global Equity Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as global multi-cap core funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 was above the median performance of the funds in the Performance Universe for each period, and ranked in the first quintile of the funds in the Performance Universe for the 3- and 10-year periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

42	Franklin Global Equity Fund

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager after giving effect to breakpoints and waivers, if any (the “Actual Management Fee”), in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, noting that there were none.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of funds consisting of eight global multi-cap core funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of global multi-cap core funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was approximately equivalent to the median of management fees

Franklin Global Equity Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was approximately equivalent to the median of management fees paid by the funds in the Expense Group and approximately equivalent to the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was above the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2024.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had previously been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing with Fund investors any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

44	Franklin Global Equity Fund

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

Franklin Global Equity Fund	45

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

46	Franklin Global Equity Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Franklin Global Equity Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†
Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

48	Franklin Global Equity Fund

Independent Trustees† (cont’d)
Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Franklin Global Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)
Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

50	Franklin Global Equity Fund

Independent Trustees† (cont’d)
Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer
Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

Additional Officers
Ted P. Becker
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Franklin Global Equity Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)
Susan Kerr
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

52	Franklin Global Equity Fund

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin Global Equity Fund	53

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2023:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$5,910,290
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$2,352,969
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$4,392,854
Qualified Business Income Dividends Earned	§199A	$32,092

54	Franklin Global Equity Fund

Franklin

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J.W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Franklin Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

Franklin Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

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Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD02696 12/23 SR23-4778

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2022 and October 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,110 in October 31, 2022 and $325,110 in October 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2022 and $0 in October 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $100,500 in October 31, 2022 and $100,500 in October 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in October 31, 2022 and $0 in October 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $785,604 in October 31, 2022 and $799,106 in October 31, 2023.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 27, 2023